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                                                                   EXHIBIT 10.03

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of January 1, 1997, among FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the "Assignor"), FATS, INC., a Delaware corporation (the "Assignee"), and NATIONSBANK, N.A. (SOUTH), as Agent (in such capacity, the "Agent") for the Lenders (as defined herein).

     Reference is made to the Credit Agreement dated as of July 31, 1996, among the Assignor, as Borrower, the financial institutions party thereto (the "Lenders"), and NationsBank, N.A. (South), as Agent, Issuing Bank and Swingline Lender (as amended, supplemented, restated, replaced or otherwise modified, the "Credit Agreement"). Loans made to the Assignor by the Lenders under the Credit Agreement in the aggregate principal amount of $61,608,775.40 are outstanding as of the date hereof.

     The Assignor and the Assignee are proposing to effect the Permitted Drop Down Transaction (as defined in the Credit Agreement), and in connection therewith, the Assignee will assume the due and punctual payment of all amounts payable by the Assignor under, and the due and punctual performance and observance of, all the terms, covenants, agreements and conditions of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to the same extent as if the Assignee had been the original party to the Credit Agreement and the other Loan Documents. As a condition to the Permitted Drop Down Transaction under the Credit Agreement, the Lenders have required that such assumption be separately evidenced by this Agreement.

     Accordingly, the Assignor and the Assignee, intending to be legally bound, hereby agree with the Agent, as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignee hereby accepts and acknowledges its assumption of, and hereby assumes, all of the obligations of the Assignor under the Credit Agreement, the Notes and the other Loan Documents, including, the due and punctual payment of the principal of and interest on the Loans and the other Obligations, when and as due, and the due and punctual performance and observance of all the terms, covenants, agreements and conditions of the Credit Agreement, the Notes and the other Loan Documents to be performed or observed by the Borrower, to the same extent as if the Assignee had been the original party to the Credit Agreement and the other Loan Documents (collectively, the "Assigned Obligations"). Upon the execution and delivery hereof by the Assignor, the Assignee and the Agent, the Assignee shall, as of the date hereof, be obligated to pay and perform the Assigned Obligations in accordance with their terms. Furthermore, the Assignee hereby acknowledges that it is an express condition of the Permitted Drop Down Transaction that the Assignee shall acquire substantially all of the assets of the Assignor and that such assets shall be subject to the existing and continuing security interests in the Collateral and that the continuation of such existing security interests and the granting of security interests in hereafter acquired Collateral, in each case pursuant to the terms of the Security Agreement, shall constitute a part of the Assigned Obligations. For the avoidance of doubt, all calculations of an accounting or financial nature contained in the Credit Agreement shall be made for any period prior to the date on which the Assignee acquires substantially all of the assets of the Assignor based on the financial condition and results of the Assignor and its Consolidated Subsidiaries and for any period on or after such date based on the financial condition and results of the Assignee and its Consolidated Subsidiaries. Nothing herein is intended to, and this Agreement shall not, release the Assignor from any of its obligations under the Credit Agreement and the other Loan Documents.

     SECTION 3. Representations and Warranties. Each of the Assignor and the Assignee represent and warrant to the Agent and each of the Secured Parties that
(i) except as expressly set forth on the Schedules hereto, all representations and warranties made by it in the Credit Agreement and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties
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expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date and (ii) except as expressly set forth on the Schedules hereto, all representations and warranties made by the Assignor, as Borrower, under the Credit Agreement and the other Loan Documents to which it is a party are, after giving effect to the assumption of obligations by the Assignee contemplated hereby, true and correct in all material respects on and as of the date hereof with the same effect as though made by the Assignee, as Borrower, on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     SECTION 4. Indemnification by Assignor. Each of the Assignor and the Assignee agrees to indemnify the Agent and each Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee by reason of any breach of or inaccuracy in the representations, warranties and covenants made by the Assignor in this Agreement on and as of the date hereof.

     SECTION 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Counterparts; Effectiveness. This Agreement shall be effective when the Agent has received counterparts hereof signed by each of the parties hereto. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          FIREARMS TRAINING SYSTEMS, INC.,
                                          as Assignor

                                          By: /s/ DAVID A. APSELOFF
                                            ------------------------------------
                                            Name:  David A. Apseloff
                                            Title: Chief Financial Officer

                                          FATS, INC., as Assignee

                                          By: /s/ DAVID A. APSELOFF
                                            ------------------------------------
                                            Name:  David A. Apseloff
                                            Title: Chief Financial Officer

                                          NATIONSBANK, N.A. (SOUTH), as Agent

                                          By: /s/ GREG MCCRERY
                                            ------------------------------------
                                            Name:  Greg McCrery
                                            Title: Vice President